Exhibit 99.1

POPE RESOURCES L.P. (NasdaqGSM:POPE) National Association of Publicly Traded Partnerships Investor Conference – New York May 22, 2008 POPE RESOURCES A Limited Partnership

2 Safe Harbor This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events or promises of a given course of action. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include environmental issues affecting our properties; changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

3 Until recently, last remaining timber MLP Established in 1985 as a spin-off from Pope & Talbot, Inc. 4.6 million units outstanding, with limited public float Thinly traded Market capitalization of $155 million and enterprise value* of $220 million 2007 revenues of $52 million 2007 net income of $15.5 million or $3.21/diluted unit 2007 cash flow from operations of $22 million Unit distribution level of $1.60 per year, or 4.8% yield at current unit price Pope Resources Overview * Enterprise value includes market capitalization of equity, short and long-term debt, minority interest in ORM Timber Fund I, less cash and short term investments.

4 Pope Resources Ownership General Partners Two corporate GP’s collectively own 1.5% of Pope Resources Each of GP’s owned 50/50 by Peter Pope and his cousin, Emily Andrews $150,000/year management fee, unchanged since spin-off Sliding-scale profit-sharing interest in third-party service subsidiary Limited Partners Private Capital Management at 25% (initial stake in 1993) “Family” position at 21% (including GP interest) Limited other institutional ownership Over one-third held by retail investors Outside Directors 0.7% Management 2.4% Private Cap. Mgt. 25.2% Columbia Mgt. 2.1% Other Inst. < 1% 5.6% Mutual Funds <1% (8) 1.6% All Other 41.5% GP, Andrews & Pope Family Ownership 20.9%

5 Pope Resources Business Segments Fee Timber 138,000 acres of timberland in western Washington Producing 55 MMBF of planned annual log harvest volume Future growth will be primarily through co-investment with ORM Timber Funds Timberland Management & Consulting Olympic Resource Management (ORM) subsidiary provides investment management and third-party timberland management services Provide investment management services for ORM Timber Fund I (24,000 acres) Expect to close $100 million ORM Timber Fund II during 2008 Manage 266,000 acres in Oregon for Cascade Timberlands LLC ORM has managed 1.5 million acres of timberland in the western U.S. for Hancock Timber Resource Group, Pioneer Resources, and Cascade Timberlands Real Estate 2,600 acres of higher and better use properties in west Puget Sound Seeking development entitlements to add value to land Primary role is as a master developer, selling lands to other developers following entitlement process

Lands owned by Pope Resources Washington State Ferry Route Quilcene Poulsbo Silverdale Bremerton BAINBRIDGE ISLAND SEATTLE Edmonds Kingston Port Gamble Hood Canal Puget Sound Lake Washington

7 Pope Resources Growth Strategy Free cash flow, after debt service and distributions, planned for Co-investment in ORM Timber Funds Opportunistically pursuing fee (owned) timberland acquisitions Where appropriate, investing in real estate projects Periodically repurchasing units in open market Growth Capital No current expectation for secondary offering of units Equity “currency” too cheap to issue new units Estimated debt capacity Between $50 and $80 million of incremental debt capacity, depending upon the value of units and cash flows Near-term growth expected to be fueled primarily by organic cash flow generation Relatively stable Fee Timber free cash flow “Lumpy” monetization of Real Estate portfolio

8 Pre-Tax Peer Company Dividend/Distribution Yields 8% 9% TimberWest Potlatch Pope Resources Rayonier Plum Creek Weyerhaeuser Brookfield St. Joe Deltic Dividend/Distribution Yield Stapled unit C-Corp MLP REIT 0% 1% 2% 3% 4% 5% 6% 7%

9 Total Unitholder Return vs. Industry Peer Group Total Returns Analysis Including Reinvestment of Dividends/Distributions Trailing Period Total Returns 5 Years 3 Years 1 Year Pope Resources LP 380.3% 86.8% 28.7% Rayonier 263.2% 66.3% 20.3% Plum Creek 145.3% 36.1% 20.4% Potlatch 145.1% 5.8% 6.0% Deltic 99.5% 23.5% (7.2%) TimberWest 78.6% 20.2% 4.1% S&P 500 Index 82.8% 28.1% 5.5% S&P 500 Forest Products Index 63.3% 7.8% 3.9% Source: Data per Bloomberg/FactSet; Total returns calculated as of Calendar Year ending 12/31/07

10 Market Perceptions That Dampen Unit Valuation Small size Enterprise value of peer companies substantially larger than Pope Resources (Deltic 3x, Rayonier 17x, Plum Creek 42x larger as of year-end 2007) Very low liquidity Limited float with roughly half the units essentially not traded Timber has never been efficiently valued in public markets Markets do not account for varied age-class structures Real estate portfolio creating “lumpy” cash flows that are discounted by the market Difficulty of describing real estate portfolio Breadth of project type within portfolio adds to challenge MLP structure limits potential investor pool

11 Pope Resources - Summary of Investment Opportunity Deep discount to NAV Imputed value of all lands (fee timber, ORM Timber Fund I, and real estate portfolio), based on enterprise value, is approximately $1,600 per acre Substantially below comparable timberland sales values Ignores incremental value of real estate portfolio that is well poised to capture values associated with rising west Puget Sound population Highly tax-efficient vehicle for investing in timberland asset class Efficient flow-through tax treatment Competitive distribution yield relative to timber REITs Compelling diversification benefits of timberland asset class Adding value through use of free cash flow Co-investment in ORM Timber Funds Increases in distribution level over past six years Periodic repurchase of units Opportunistic acquisitions of small adjacent parcels Improved alignment with increased insider ownership in recent years Favorable liquidity trends and overall investment performance

12 POPE RESOURCES – APPENDIX MATERIALS Pope Resources A Limited Partnership

13 Pope Resources Financial Performance (1998-2008 Q1) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Revenues: Fee Timber 21.0 23.5 21.4 25.0 23.3 22.9 33.6 44.4 35.3 35.5 5.6 Timberland Mgmnt & Consulting 8.9 11.7 11.0 9.7 7.3 2.4 1.6 7.8 3.7 1.4 0.2 Real Estate 13.1 15.7 18.2 13.1 1.6 1.7 4.5 4.8 27.3 15.0 0.5 Total Revenues 43.0 50.9 50.6 47.8 32.2 27.0 39.6 57.0 66.3 51.9 6.3 Net Income/(Loss) 8.8 5.1 (6.3) (0.4) 3.3 3.5 10.2 13.7 24.9 15.5 0.9 Net Income/(Loss) per Unit $1.94 $1.11 ($1.38) ($0.10) $0.74 $0.78 $2.22 $2.88 $5.23 $3.21 $0.20 EBITDDA 11.9 9.0 (3.0) 10.6 9.3 10.1 18.9 28.4 33.0 20.7 1.9 Operating Cash Flow 9.2 8.3 10.0 11.2 9.0 8.6 17.9 28.9 43.6 22.0 0.5 Timberland Harvest (MMBF) 38.9 42.0 37.3 36.3 45.1 45.0 60.3 74.2 54.5 55.1 9.5 Unitholder Distributions per Unit $0.40 $0.40 $0.40 $0.00 $0.10 $0.24 $0.44 $0.80 $1.06 $1.36 $0.40 Unit Trading Prices: High $32.50 $35.00 $29.25 $24.50 $15.50 $15.99 $25.25 $56.85 $36.00 $50.01 $43.81 Low $24.06 $27.88 $19.00 $14.00 $9.30 $7.00 $15.00 $19.35 $30.00 $34.25 $31.20 (All amounts in $ millions, except per unit data) Q1

14 Pope Resources Balance Sheet (in $millions) 31-Mar-08 YE 2007 Assets Cash & short-term investments 9.9 32.9 Other current assets 2.9 2.1 Properties and equipment, net of depletion/depreciation 141.9 141.7 Other assets 16.2 2.6 Total assets 170.9 179.3 Liabilities & Equity Current liabilities (excluding current portion of long-term debt) 2.4 4.1 Total debt (current and long-term) 29.4 30.7 Other liabilities 2.0 2.0 Total liabilities 33.8 36.8 Minority interest - ORM Timber Fund I, LP 45.6 45.8 Partners' capital 92.7 96.7 Accumulated other comprehensive loss (1.2) Total liabilities & partners' capital 170.9 179.3

15 POPE Trading Activity (Jan. 2006 to present) $50 1/3/2006 2/3/2006 3/3/2006 4/3/2006 5/3/2006 6/3/2006 7/3/2006 8/3/2006 9/3/2006 10/3/2006 11/3/2006 12/3/2006 1/3/2007 2/3/2007 3/3/2007 4/3/2007 5/3/2007 6/3/2007 7/3/2007 8/3/2007 9/3/2007 10/3/2007 11/3/2007 12/3/2007 1/3/2008 2/3/2008 3/3/2008 4/3/2008 5/3/2008 Unit Price - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Daily Volume Daily closing price 60 trading-day moving average of daily price 60 trading-day moving average of daily volume (right axis) $30 $35 $40 $45

16 Pope Resources Non-Block Trading Volume 1,400,000 2000 2001 2002 2003 2004 2005 2006 2007 '08 YTD Trading Volume - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Non-Block Trades Annual Non-Block Trading Volume (left axis) Number of Non-Block Trades (right axis) 200,000 400,000 600,000 800,000 1,000,000 200,000 400,000 600,000 800,000 1,000,000 1,200,000

17 Unit Price as Multiple of Trailing Cash Flows* * “Trailing Cash Flow” defined as EBITDDA for POPE and as either EBITDDA or cash flow from operations for other 3 firms. - 5 10 15 20 25 99.4 00.2 00.4 01.2 01.4 02.2 02.4 03.2 03.4 04.2 04.4 05.2 05.4 06.2 06.4 07.2 07.4 Ratio of Stock Price to Cash Flow per Share Deltic Plum Creek Rayonier Pope Resources Pope Resources asset impairment charges reversed

18 Enterprise Value as Multiple of Trailing Cash Flows* * “Trailing Cash Flow” defined as EBITDDA for POPE and as either EBITDDA or cash flow from operations for other 3 firms. - 5 10 15 20 25 2000 2001 2002 2003 2004 2005 2006 2007 EV as Multiple of Cash Flow Deltic Plum Creek Rayonier Pope Resources Pope Resources asset impairment charges reversed